Fees Summary	Aug. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,100,000.00
Previously Paid Amount	0.00
Total Fee Amount	73,519.56
Total Offset Amount	0.00
Net Fee	$ 73,519.56
Final Prospectus	false